      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 1998


                                               SECURITIES ACT FILE NO. 333-51295

                                        INVESTMENT COMPANY ACT FILE NO. 811-4875
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------



                                    FORM N-2



[x]


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[x]                      PRE-EFFECTIVE AMENDMENT NO. 1


[ ]                       POST-EFFECTIVE AMENDMENT NO.


                                     AND/OR


[x]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x]                             AMENDMENT NO. 23
                        (CHECK APPROPRIATE BOX OR BOXES)


                            ------------------------



                            ROYCE VALUE TRUST, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                            ------------------------



                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (800) 221-4268
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                            ------------------------



                          CHARLES M. ROYCE, PRESIDENT
                            ROYCE VALUE TRUST, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                            ------------------------



                                   COPIES TO:



           FRANK P. BRUNO, ESQ.                      HOWARD J. KASHNER, ESQ.                      GARY S. SCHPERO, ESQ.
             BROWN & WOOD LLP                        ROYCE VALUE TRUST, INC.                    SIMPSON THACHER & BARTLETT
          ONE WORLD TRADE CENTER                   1414 AVENUE OF THE AMERICAS                     425 LEXINGTON AVENUE
      NEW YORK, NEW YORK 10048-0557                  NEW YORK, NEW YORK 10019                    NEW YORK, NEW YORK 10017



                            ------------------------



     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration
Statement.


     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the 'Securities Act'), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]


                            ------------------------



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



                                                                                 PROPOSED            PROPOSED
                                                                                 MAXIMUM              MAXIMUM           AMOUNT OF
                   TITLE OF SECURITIES                     AMOUNT BEING       OFFERING PRICE         AGGREGATE         REGISTRATION
                     BEING REGISTERED                      REGISTERED(1)       PER SHARE(1)      OFFERING PRICE(1)        FEE(2)
   % Tax-Advantaged Cumulative Preferred Stock.........   4,000,000 Shares         $25.00           $ 100,000,000      $ 29,500




(1) Estimated solely for the purpose of calculating the filing fee.


(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $26,550 was previously paid. $2,950 was transmitted in connection with this filing.




________________________________________________________________________________

                             CROSS-REFERENCE SHEET



ITEM NUMBER
IN FORM N-2                                                                         CAPTION IN PROSPECTUS
---------------------------------------------------------------------------  ------------------------------------
Part A -- Information Required in a Prospectus
       1.  Outside Front Cover.............................................  Outside Front Cover Page
       2.  Inside Front and Outside Back Cover Page........................  Inside Front and Outside Back Cover
                                                                               Page; Underwriting
       3.  Fee Table and Synopsis..........................................  Not Applicable
       4.  Financial Highlights............................................  Financial Highlights
       5.  Plan of Distribution............................................  Outside Front Cover Page; Prospectus
                                                                               Summary; Underwriting
       6.  Selling Shareholders............................................  Not Applicable
       7.  Use of Proceeds.................................................  Use of Proceeds; Investment
                                                                               Objectives and Methods/Policies
       8.  General Description of the Registrant...........................  Front Cover Page; Prospectus
                                                                               Summary; The Fund; Investment
                                                                               Objectives and Methods/Policies
       9.  Management......................................................  Prospectus Summary; Investment
                                                                               Advisory and Other Services;
                                                                               Custodian, Dividend-Paying Agent,
                                                                               Transfer Agent and Registrar
      10.  Capital Stock, Long-Term Debt, and Other Securities.............  Front Cover Page; Prospectus
                                                                               Summary; Tax Attributes of
                                                                               Preferred Stock Dividends;
                                                                               Capitalization; Investment
                                                                               Objectives and Methods/Policies;
                                                                               Description of Cumulative
                                                                               Preferred Stock; Description of
                                                                               Capital Stock; Taxation
      11.  Defaults and Arrears on Senior Securities.......................  Not Applicable
      12.  Legal Proceedings...............................................  Not Applicable
      13.  Table of Contents of the Statement of Additional Information....  Table of Contents of Statement of
                                                                               Additional Information

Part B -- Information Required in a Statement of Additional Information
      14.  Cover Page......................................................  Front Cover Page
      15.  Table of Contents...............................................  Front Cover Page
      16.  General Information and History.................................  Not Applicable
      17.  Investment Objective and Policies...............................  Not Applicable
      18.  Management......................................................  Directors and Officers; Investment
                                                                               Advisory and Other Services
      19.  Control Persons and Principal Holders of Securities.............  Principal Stockholders
      20.  Investment Advisory and Other Services..........................  Investment Advisory and Other
                                                                               Services
      21.  Brokerage Allocation and Other Practices........................  Brokerage Allocation and Other
                                                                               Practices
      22.  Tax Status......................................................  Not Applicable
      23.  Financial Statements............................................  Financial Statements

Part C -- Other Information



     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 14, 1998

                                4,000,000 SHARES

                            ROYCE VALUE TRUST, INC.


                    % TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK
                    LIQUIDATION PREFERENCE $25.00 PER SHARE

                            ------------------------

     The    % Tax-Advantaged Cumulative Preferred Stock, liquidation preference
$25.00 per share (the 'Cumulative Preferred Stock'), to be issued by Royce Value Trust, Inc. (the 'Fund') will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end diversified management investment company. The Fund's primary investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks and securities convertible into common stocks of small capitalization companies. Royce & Associates, Inc. is the Fund's investment adviser.

     Dividends on the Cumulative Preferred Stock offered hereby, at the annual rate of % of the liquidation preference of $25.00 per share, are cumulative from the Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on June 23, 1998.

     Dividends paid on the Cumulative Preferred Stock may consist of varying proportions of long-term capital gains, ordinary income (including short-term capital gains) and/or returns of capital. Long-term capital gains, consisting of '20% Rate Gain' derived from the sale of assets held longer than 18 months and '28% Rate Gain' derived from the sale of assets held longer than one year but not longer than 18 months, are taxable to individual investors at lower rates than ordinary income. During the Fund's last three fiscal years, approximately two-thirds of the distributions paid by the Fund on its outstanding Common Stock and 7.80% Cumulative Preferred Stock have consisted primarily of the less highly taxed long-term capital gains, and it is currently expected that dividends paid on the Cumulative Preferred Stock offered hereby similarly will consist primarily of such capital gains. See 'Tax Attributes of Preferred Stock Dividends' and 'Taxation'. No assurance can be given, however, as to what percentage, if any, of such dividends will consist of such capital gains.

                                                        (continued on next page)

                            ------------------------


     Application has been made to list the Cumulative Preferred Stock on the New York Stock Exchange (the 'NYSE'). Trading of the Cumulative Preferred Stock on the NYSE is expected to commence within 30 days of the date of this Prospectus. See 'Underwriting'.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
       ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
          OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                    THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                Underwriting
                                                           Price to             Discounts and           Proceeds to
                                                           Public(1)           Commissions(2)             Fund(3)
Per Share..........................................         $25.00                    $                      $
Total..............................................      $100,000,000                 $                      $


(1) Plus accumulated dividends, if any, from the Date of Original Issue.

(2) See 'Underwriting'.


(3) Before deducting expenses estimated at $366,000, which are payable by the Fund.

                            ------------------------


     The shares of Cumulative Preferred Stock are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to certain conditions. It is expected that delivery of the Cumulative Preferred Stock will be made in book-entry form through the
facilities of The Depository Trust Company ('DTC') on or about       , 1998.

                            ------------------------


PAINEWEBBER INCORPORATED                                    SALOMON SMITH BARNEY
                       PRUDENTIAL SECURITIES INCORPORATED

                            ------------------------


                  THE DATE OF THIS PROSPECTUS IS      , 1998.

(continued from cover page)


     It is a condition to its issuance that the Cumulative Preferred Stock be rated 'aaa' by Moody's Investors Service, Inc. ('Moody's'). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's, and the Fund will be required to maintain a certain discounted asset coverage with respect to the Cumulative Preferred Stock and its outstanding 7.80% Cumulative Preferred Stock. See 'Investment Objectives and Methods/Policies -- Rating Agency Guidelines'.



     The Cumulative Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund for cash at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the 'Redemption Price') if the Fund fails to maintain a quarterly asset coverage of at least 200% or to maintain the discounted asset coverage required by Moody's. Commencing June 22, 2003 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to June 22, 2003, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See 'Description of Cumulative Preferred Stock -- Redemption'.


     If the Fund voluntarily terminates compliance with the Moody's guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased and, among other things, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. See 'Investment Objectives and Methods/Policies -- Rating Agency Guidelines' and 'Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines'.

     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.


     A Statement of Additional Information dated       , 1998 has been filed
with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of Additional Information appears on page 36 of this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or calling the Fund toll-free at (800) 221-4268.


                            ------------------------
     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not otherwise defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

                                    THE FUND

Investment Objectives and Methods/Policies...  Royce Value Trust, Inc. (the 'Fund') has been engaged in business as a closed-end diversified management investment company since its initial offering in November 1986. The primary investment objective of the Fund is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks, convertible preferred stocks and convertible debentures. Current income is a secondary investment objective of the Fund, and it may also invest up to 25% of its assets in non-convertible fixed income securities. The Fund seeks to achieve its objectives by investing principally in equity
                                                 securities of small companies, generally with stock market capitalizations ranging from $100 million to $1 billion,
                                                 selected using a value method. The Fund's average annual total returns on the net asset values of its Common Stock for the one year, five year and ten year periods ended December 31, 1997, were 27.5%, 16.6% and 16.4%, respectively. Total return figures are based on the Fund's historical performance, assume
                                                 reinvestment of distributions and full primary participation in rights offerings, and are not intended to indicate future
                                                 performance. See 'Investment Objectives and Methods/Policies'.
Investment Adviser...........................  Royce & Associates, Inc. ('Royce') has served as the investment adviser to the Fund since its inception. It also serves as investment adviser to other management investment companies and institutional accounts. As of March 31, 1998, assets under
                                                 Royce's management aggregated approximately $2.8 billion.
                                               Charles M. Royce, Royce's President, Chief Investment Officer and
                                                 sole voting shareholder, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Senior Portfolio Manager and
                                                 Managing Director, Boniface A. Zaino, Senior Portfolio Manager
                                                 and Managing Director, and Charles R. Dreifus, Senior Portfolio
                                                 Manager and Principal, and by Jack E. Fockler, Jr., Managing
                                                 Director. See 'Investment Advisory and Other
                                                 Services -- Portfolio Management' herein and 'Directors and
                                                 Officers' in the Statement of Additional Information.
                                               As compensation for its services under the Investment Advisory
                                                 Agreement, Royce receives a fee at a rate ranging from 0.5% up to 1.5% per annum of the Fund's average net assets for the applicable performance period,

                                                 depending upon the investment performance of the Fund relative to the investment record of the Standard & Poor's 600 SmallCap
                                                 Stock Price Index (the 'S&P 600'), determined by comparisons made over rolling periods of up to 60 months. However, Royce will not receive any fee for any month when the Fund's
                                                 investment performance, rounded to the nearest whole point, is negative on an absolute basis for the 36-month period then ended. For a more detailed description of the methods by which the advisory fee is determined, see 'Investment Advisory and
                                                 Other Services -- Advisory Fee'.
                                               Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to the 7.80% Cumulative
                                                 Preferred Stock (the '7.80% Preferred') and to the Cumulative
                                                 Preferred Stock for any month when the Fund's average annual net asset value total return since issuance of the 7.80% Preferred fails to exceed the dollar weighted average Preferred Stock dividend rate during that period.

                                                  THE OFFERING
The Issue....................................  The Fund is offering 4,000,000 shares of    % Tax-Advantaged
                                                 Cumulative Preferred Stock, par value $.001 per share,
                                                 liquidation preference $25.00 per share (the 'Cumulative
                                                 Preferred Stock'), at a purchase price of $25.00 per share.
Dividends....................................  Dividends on the Cumulative Preferred Stock, at the annual rate of
                                                    % of the liquidation preference of $25.00 per share, are
                                                 cumulative from the Date of Original Issue and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, quarterly on March 23,
                                                 June 23, September 23, and December 23, commencing on June 23,
                                                 1998, to the holders of record on the preceding March 6, June 6,
                                                 September 6 and December 6. See 'Description of Cumulative
                                                 Preferred Stock -- Dividends'.
Long-Term Capital Gains Rates................  Under legislation enacted in 1997, gains from the sale of capital assets held for more than one year became taxable at different rates for individual taxpayers. Net long-term capital gains on assets held for more than 18 months are now taxed to individual taxpayers at a maximum rate of 20% ('20% Rate Gains'). Net long-term capital gains on assets held for more than one year but not more than 18 months are now taxed at an individual taxpayer's marginal Federal income tax rate, but not higher than
                                                 28% ('28% Rate Gains' and, together with 20% Rate Gains, 'Net
                                                 Long-Term Capital Gains'). For individual taxpayers in the 15%
                                                 marginal Federal income tax bracket, the tax rate on 20% Rate
                                                 Gain is 10% and on 28% Rate Gains is 15%. The different
                                                 categories of long-term capital gains included in the capital gains distributions of a regulated investment company (such as the Fund) to its stockholders are generally passed

                                                 through to such stockholders, including preferred stockholders, and taxed at the related rates. See 'Tax Attributes of Preferred
                                                 Stock Dividends' and 'Taxation'.
Tax Attributes of Preferred Stock
  Dividends..................................  The Fund is required to allocate Net Long-Term Capital Gains and other types of income proportionately among holders of shares of its Common Stock, 7.80% Preferred and the Cumulative Preferred
                                                 Stock offered hereby. Accordingly, the cash dividends paid on the Cumulative Preferred Stock may, for Federal income tax purposes, consist of varying proportions of 20% Rate Gains, 28%
                                                 Rate Gains, ordinary income (including short-term capital gains)
                                                 and/or returns of capital. For the Fund's last three fiscal years, distributions paid by the Fund on its outstanding Common
                                                 Stock and 7.80% Preferred have consisted primarily of the less highly taxed Net Long-Term Capital Gains, and it is currently expected that the cash dividends paid on the Cumulative
                                                 Preferred Stock offered hereby similarly will consist primarily of such Net Long-Term Capital Gains. Thus, certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that such dividends are, for Federal income tax purposes, composed of the less highly taxed Net Long-Term Capital Gains.
                                                 See 'Tax Attributes of Preferred Stock Dividends'. Subject to
                                                 statutory limitations, investors may also be entitled to offset the Net Long-Term Capital Gains portion of a Cumulative
                                                 Preferred Stock dividend with capital losses incurred by such investors. See 'Taxation'. No assurance can be given, however, as to what percentage, if any, of the dividends to be paid on the Cumulative Preferred Stock will consist of Net Long-Term
                                                 Capital Gains. To the extent that such dividends are not paid from Net Long-Term Capital Gains, they will be paid from net short-term capital gains and net investment income and taxed as ordinary income or will represent a return of capital.
Rating.......................................  It is a condition to its issuance that the Cumulative Preferred
                                                 Stock be issued with a rating of 'aaa' from Moody's Investors
                                                 Services, Inc. ('Moody's'). The Articles Supplementary creating and fixing the rights and preferences of the Cumulative
                                                 Preferred Stock (the 'Articles Supplementary') contain certain provisions which reflect guidelines established by Moody's (the
                                                 'Rating Agency Guidelines') in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue.
                                                 Although it is the Fund's present intention to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency
                                                 Guidelines. If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, the dividend rate payable on the
                                                 Cumulative Preferred Stock will be increased by .375% per annum and, among other things, the Fund will

                                                 no longer be required to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. See 'Description of
                                                 Cumulative Preferred Stock -- Termination of Rating Agency
                                                 Guidelines'.
Asset Maintenance............................  The Fund will be required to maintain, as of the last Business Day of March, June, September and December of each year, Asset
                                                 Coverage of at least 200% with respect to the Cumulative
                                                 Preferred Stock. If the Fund had issued and sold the Cumulative
                                                 Preferred Stock offered hereby as of March 31, 1998, the Asset
                                                 Coverage would have been 458%. See 'Description of Cumulative
                                                 Preferred Stock -- Asset Maintenance -- Asset Coverage'.
                                               Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain, as of each Valuation Date, a Portfolio
                                                 Calculation for Moody's at least equal to the Basic Maintenance
                                                 Amount. The discount factors and guidelines for determining the
                                                 Portfolio Calculation have been established by Moody's in
                                                 connection with the Fund's receipt of a rating on the Cumulative
                                                 Preferred Stock on the Date of Original Issue of 'aaa' from
                                                 Moody's. See 'Description of Cumulative Preferred Stock -- Asset
                                                 Maintenance -- Basic Maintenance Amount' and 'Investment
                                                 Objectives and Methods/Policies -- Rating Agency Guidelines'.
Voting Rights................................  At all times, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will elect two members of the Fund's
                                                 Board of Directors, and holders of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred
                                                 Stock and/or any other Preferred Stock in an amount equal to two full years' dividends, holders of Cumulative Preferred Stock, voting as a separate class with any other outstanding shares of
                                                 Preferred Stock of the Fund will have the right to elect the smallest number of directors that would constitute a majority of the directors until cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Fund's Articles
                                                 Supplementary, the Investment Company Act of 1940, as amended
                                                 (the '1940 Act'), and Maryland law.
                                               Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Cumulative Preferred
                                                 Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See 'Description of Cumulative Preferred
                                                 Stock -- Voting Rights'.
Mandatory Redemption.........................  The Cumulative Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund in the event

                                                 that the Fund fails to maintain the quarterly Asset Coverage or to maintain a Portfolio Calculation at least equal to the Basic
                                                 Maintenance Amount required by Moody's and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25.00 per share plus
                                                 accumulated and unpaid dividends (whether or not earned or declared) to the redemption date (the 'Redemption Price'). In the event that shares are redeemed due to a failure to maintain the quarterly Asset Coverage, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock in order that the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other
                                                 Preferred Stock after redemption is up to 275%. In the event that shares are redeemed due to a failure to maintain a
                                                 Portfolio Calculation at least equal to the Basic Maintenance
                                                 Amount, the Fund may redeem a sufficient number of shares of
                                                 Cumulative Preferred Stock in order that the Portfolio
                                                 Calculation exceeds the Basic Maintenance Amount of the
                                                 remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock by up to 10%. See 'Description of
                                                 Cumulative Preferred Stock -- Redemption -- Mandatory
                                                 Redemption'.
Optional Redemption..........................  Commencing June 22, 2003 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to June
                                                 22, 2003, the Cumulative Preferred Stock will be redeemable at the option of the Fund at the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See 'Description of
                                                 Cumulative Preferred Stock -- Redemption -- Optional
                                                 Redemption'.
Liquidation Preference.......................  The liquidation preference of each share of Cumulative Preferred
                                                 Stock is $25.00 plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of distribution. See 'Description of Cumulative Preferred Stock --
                                                 Liquidation Rights'.
Use of Proceeds..............................  The Fund will use the net proceeds from the offering of the
                                                 Cumulative Preferred Stock to purchase additional portfolio securities in accordance with its investment objectives and policies. See 'Use of Proceeds'.
Listing......................................  Prior to this offering, there has been no public market for the
                                                 Cumulative Preferred Stock. Application has been made to list the shares of Cumulative Preferred Stock on the New York Stock
                                                 Exchange (the 'NYSE'). However, during an initial period, which is not expected to exceed 30 days from the date of this
                                                 Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to

                                                 make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the
                                                 Cumulative Preferred Stock may be illiquid during such period.
Special Considerations and Risk Factors......  The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors.
                                               As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. To the extent that the
                                                 Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset maintenance requirements. See 'Description of Cumulative Preferred Stock --
                                                 Redemption -- Mandatory Redemption'.
                                               The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares of
                                                 Cumulative Preferred Stock, either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise. The credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A
                                                 reduction or withdrawal of the credit rating may have an adverse effect on the market value of the Cumulative Preferred Stock.
                                                 See 'Description of Cumulative Preferred Stock -- Termination of
                                                 Rating Agency Guidelines'.
                                               Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund and the contemporary payment to holders of outstanding Preferred Stock of dividends or upon redemption or in liquidation. As of March 31, 1998, the
                                                 Fund had no outstanding indebtedness and had 2,400,000 shares of
                                                 7.80% Preferred outstanding, with an aggregate liquidation preference of $60,000,000, and ranking on a parity with the
                                                 Cumulative Preferred Stock offered hereby as to dividends and payment upon liquidation. See 'Investment Objectives and
                                                 Methods/Policies -- Senior Securities'.
Federal Income Tax Considerations............  The Fund has qualified, and intends to remain qualified, for
                                                 Federal income tax purposes, as a regulated investment company.
                                                 Qualification requires, among other things, compliance by the
                                                 Fund with certain distribution requirements. Limitations on distributions if the Fund failed to satisfy the Asset Coverage or Portfolio Calculation requirements could jeopardize the
                                                 Fund's ability to meet the distribution requirements. The Fund presently intends, however, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred
                                                 Stock if necessary in order to

                                                 maintain compliance with such requirements. See 'Taxation' for a more complete discussion of these and other Federal income tax considerations.
Custodian, Dividend-Paying Agent, Transfer
  Agent and Registrar........................  State Street Bank and Trust Company ('State Street') serves as the
                                                 Fund's custodian and, with respect to the Cumulative Preferred
                                                 Stock, as transfer and dividend-paying agent and registrar and as agent to provide notice of redemption and certain voting rights. See 'Custodian, Dividend-Paying Agent, Transfer Agent
                                                 and Registrar'.

                  TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS


     The Fund intends to distribute to its stockholders substantially all of its Net Long-Term Capital Gains, net short-term capital gains and net investment income. The Fund is a regulated investment company ('RIC'), and a RIC's distributions generally retain their character as capital gain or ordinary income when received by its preferred and common stockholders. Thus, the stated dividend paid by the Fund to holders of the Cumulative Preferred Stock may, for Federal income tax purposes, consist of varying proportions of the different categories of long-term capital gains described below, ordinary income and/or returns of capital. In contrast, preferred stockholders of corporations that are not RICs receive stated dividends that are, for Federal income tax purposes, only ordinary income.



     Net long-term capital gains on assets held by the Fund for more than 18 months ('20% Rate Gains') are currently taxable to individual stockholders of the Fund at a maximum rate of 20%. Net long-term capital gains on assets held by the Fund for longer than one year but not longer than 18 months ('28% Rate Gains') are currently taxable to individual stockholders of the Fund at a maximum rate of 28%. Net short-term capital gains and the Fund's net investment income ('Ordinary Income') are currently taxable to individual stockholders of the Fund at a maximum rate of 39.6%. Returns of capital would not be taxable to stockholders of the Fund in the year of receipt, but instead would reduce the stockholders' tax basis in the Fund's stock and thereby increase capital gain or reduce capital loss by the amount of such basis reductions upon the sale of such stock.



     The Fund's distributions to its stockholders have consisted primarily of the less highly taxed Net Long-Term Capital Gains. For the Fund's last three fiscal years, Net Long-Term Capital Gains and Ordinary Income comprised an average of 66.6% and 33.4%, respectively, of the distributions paid by the Fund on its outstanding Common Stock and 7.80% Preferred. For the fiscal year ended December 31, 1997, such Net Long-Term Capital Gains and Ordinary Income comprised 64.3% and 35.7%, respectively, of such distributions.(1)



     In 1997, when legislation reducing certain long-term capital gains tax rates was enacted, the maximum long-term capital gains tax rate for individuals was 28% or 20%, depending on the length of the holding period and the date of sale, with the lower 20% maximum rate applying only to assets held for more than one year that were sold between May 7 and July 28 and to assets held for more than 18 months that were sold after July 28. If the lower 20% maximum rate had applied throughout all of 1997, 1996 and 1995, an average of 54.5% of the Fund's distributions would have been 20% Rate Gains and an average of 12.1% of its distributions would have been 28% Rate Gains. For all of 1997, 60.2% of the Fund's distributions would have been 20% Rate Gains and 4.1% of its distributions would have been 28% Rate Gains.


     Although the Fund is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, its primary investment objective is long-term capital appreciation. Accordingly, individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, also realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders continue to consist primarily of the less highly taxed Net Long-Term Capital Gains.

     The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under 'Taxation'.

ASSUMPTIONS

     The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the indicated dividend rate on the Cumulative Preferred Stock, assuming distributions consisting of three different proportions of 20% Rate Gains, 28% Rate Gains and Ordinary Income for

------------
(1) Distribution percentages have been retroactively adjusted to reflect issuances of additional shares of the Fund's Common Stock upon conversions of the Fund's $40,000,000 aggregate principal amount of 5 3/4% Investment Company Convertible Notes due June 30, 2004 (the 'Notes'), as if all of the Notes had been converted before January 1, 1995. (The Notes were called for redemption in February 1998 and are no longer outstanding, and substantially all of the Notes were converted prior to the redemption date.) For the Fund's last three fiscal years, Net Long-Term Capital Gains and Ordinary Income comprised an average of 71.5% and 28.5%, respectively, of actual distributions paid by the Fund on its then outstanding capital stock. For the fiscal year ended December 31, 1997, Net Long-Term Capital Gains and Ordinary Income comprised 67.9% and 32.1%, respectively, of such distributions.

an individual investor in the 31.0% Federal marginal income tax bracket. Both this table and the table that follows it assume the indicated proportions of 20% Rate Gains and 28% Rate Gains. In reading these tables, prospective investors should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in varying proportions of 20% Rate Gains, 28% Rate Gains, Ordinary Income and/or return of capital in the year's distribution, (ii) the timing of the realization of gains and losses during the Fund's taxable year and
(iii) revocation or revision of the Internal Revenue Service ('IRS') revenue ruling requiring the proportionate allocation of 20% Rate Gains and 28% Rate Gains among holders of various classes of a closed-end RIC's capital stock.

     THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE FUND'S FUTURE DISTRIBUTIONS OR OF THE STATED DIVIDEND RATE TO BE FIXED FOR THE CUMULATIVE PREFERRED STOCK.

                        PERCENTAGE OF CUMULATIVE PREFERRED STOCK            A CUMULATIVE PREFERRED STOCK STATED
                           STATED ANNUAL DIVIDEND COMPOSED OF                     ANNUAL DIVIDEND RATE OF
---------------------------------------------------------------------   ----------------------------------------------
                                                                        7.125%        7.25%                  7.375%
                                                           ORDINARY             IS EQUIVALENT TO AN
       20% RATE GAINS             28% RATE GAINS           INCOME             ORDINARY INCOME YIELD OF
---------------------------    -----------------------    --------      -----------------------------------------------
             50%                        15%                  35%          7.74 %          7.88%              8.01 %
             35%                        15%                  50%          7.57 %          7.70%              7.83 %
             20%                        15%                  65%          7.40 %          7.53%              7.66 %
              0%                         0%                 100%          7.125%          7.25%              7.375%




     Assuming that 20% Rate Gains, 28% Rate Gains and Ordinary Income comprise 50%, 15% and 35%, respectively, of a stated Cumulative Preferred Stock dividend, the following table shows the pure Ordinary Income equivalent yields that would be generated at the indicated dividend rate for taxpayers in the indicated tax brackets.


                                                              A CUMULATIVE PREFERRED STOCK STATED
                                                                    ANNUAL DIVIDEND RATE OF
                                          ----------------------------------------------------------------------------
                                             7.125%                          7.25%                 7.375%


                                                       IS EQUIVALENT TO AN
1998 FEDERAL MARGINAL INCOME TAX BRACKET'D'          ORDINARY INCOME YIELD OF
------------------------------------------------------------------------------------------------
39.6%.....................................        8.49%       8.64%      8.78%
36.0%.....................................        8.15%       8.29%      8.44%
31.0%.....................................        7.74%       7.88%      8.01%
28.0%.....................................        7.52%       7.65%      7.78%
15.0%'D'D'................................        7.33%       7.46%      7.59%


------------

 'D' Annual taxable income levels corresponding to the 1998 Federal marginal tax brackets are as follows: 39.6% -- over $278,450 for both single and joint returns; 36.0% -- $128,100 - $278,450 for single returns,
     $155,950 - $278,450 for joint returns; 31.0% -- $61,400 - $128,100 for single returns, $102,300 - $155,950 for joint returns; and 28.0% -- $25,350 - $61,400 for single returns, $42,350 - $102,300 for joint returns; and 15.0% -- up to and including $25,350 for single returns and $42,350 for joint returns. An investor's Federal marginal income tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

'D'D' Assumes that such individuals are taxed at a 10% rate on gain attributable to assets held by the Fund more than 18 months and at a 15% rate on gain attributable to assets held by the Fund for longer than one year but not longer than 18 months.

                              FINANCIAL HIGHLIGHTS

     The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified reports accompanying such financial statements. Such financial information and the financial information for each of the seven years in the period ended December 31, 1994 are part of the Fund's financial statements, which have been audited by Coopers & Lybrand L.L.P., independent accountants, who issued unqualified reports thereon.

                                                                           YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------------
                                              1997        1996        1995        1994        1993        1992        1991
                                            --------    --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period....    $  14.32     $  13.56     $  12.34   $  13.47     $  12.50     $  11.23     $   8.58
                                            --------     --------     --------   --------     --------     --------     --------
Investment Operations(a):
   Net investment income................        0.21         0.26         0.04       0.04         0.09         0.15         0.17
   Net realized and unrealized gain
    (loss) on investments...............        3.85         1.92         2.70       0.09         2.12         2.12         3.20
                                            --------     --------     --------   --------     --------     --------     --------
    Total from investment operations....        4.06         2.18         2.74       0.13         2.21         2.27         3.37
                                            --------     --------     --------   --------     --------     --------     --------
Dividends and Distributions to Preferred
 Stockholders:
   Net investment income................       (0.03)       (0.01)       --         --           --           --           --
   Net realized gain on investments.....       (0.15)       (0.06)       --         --           --           --           --
                                            --------     --------     --------   --------     --------     --------     --------
    Total dividends and distributions to
    Preferred Stockholders............         (0.18)       (0.07)       --           --           --           --           --
                                            --------     --------     --------   --------     --------     --------     --------
Dividends and Distributions to Common
 Stockholders:
   Net investment income................       (0.19)       (0.15)       (0.03)     (0.01)       (0.09)       (0.15)       (0.17)**
   Net realized gain on investments.....       (1.02)       (1.00)       (1.26)     (1.04)       (1.06)       (0.75)       (0.44)
                                            --------     --------     --------   --------     --------     --------     --------
    Total dividends and distributions to
      Common Stockholders...............       (1.21)       (1.15)       (1.29)     (1.05)       (1.15)       (0.90)       (0.61)
                                            --------     --------     --------   --------     --------     --------     --------
Capital Stock Transactions:
   Effect of rights offerings or
    Preferred Stock offering............       --           (0.09)       (0.12)     (0.14)       (0.08)       (0.06)       (0.10)
   Effect of reinvestment of
    distributions by Common
    Stockholders........................       (0.08)       (0.11)       (0.11)     (0.07)*      (0.01)       (0.04)       (0.01)
                                            --------     --------     --------   --------     --------     --------     --------
    Total from capital stock
      transactions......................       (0.08)       (0.20)       (0.23)     (0.21)       (0.09)       (0.10)       (0.11)
                                            --------     --------     --------   --------     --------     --------     --------
      Net Asset Value, End of
        Period(a).......................    $  16.91     $  14.32     $  13.56   $  12.34     $  13.47     $  12.50     $  11.23
                                            --------     --------     --------   --------     --------     --------     --------
                                            --------     --------     --------   --------     --------     --------     --------
      Market Value, End of Period.......    $ 15.063     $ 12.625     $ 11.875   $  11.00     $ 12.875     $  12.25     $ 10.375
                                            --------     --------     --------   --------     --------     --------     --------
                                            --------     --------     --------   --------     --------     --------     --------
Total Return(b):
   Net Asset Value(a)...................        27.5%        15.5%        22.6%       1.1%        17.9%        19.9%        39.5%
   Market Value.........................        28.8%        16.3%        20.5%      (5.6)%       14.8%        26.8%        35.3%
Ratios Based on Average Net Assets:
   Total expenses.......................        0.99%        1.20%        2.01%      2.01%        1.33%        0.81%        0.79%
   Net investment income................        1.35%        1.19%        0.34%      0.31%        0.74%        1.31%        1.52%
Ratios Based on Average Net Assets
 Applicable to Common Stockholders:
   Total expenses(c)....................        1.12%        1.28%        2.01%      2.01%        1.33%        0.81%        0.79%
   Management fee expense...............        0.39%        0.39%        0.97%      1.21%        1.09%        0.53%        0.43%
   Interest expense.....................        0.45%        0.64%        0.75%      0.46%       --           --           --
   Other operating expenses.............        0.28%        0.25%        0.29%      0.34%        0.24%        0.28%        0.36%
   Net investment income................        1.53%        1.27%        0.34%      0.31%        0.74%        1.31%        1.52%
Supplemental Data:
   Net Assets, End of Year (in
    thousands)..........................    $554,231     $441,837     $338,970   $269,032     $246,558     $202,483     $166,550
   Portfolio Turnover Rate..............          29%          34%          32%        35%          33%          40%          34%
   Average Commission Rate Paid'D'......    $ 0.0605     $ 0.0574
Notes(d):
   Total amount outstanding (in
    thousands)..........................    $ 27,801     $ 40,000     $ 40,000   $ 40,000
   Asset coverage per Note..............       2,091%       1,202%         944%       769%
   Average market value per Note(e).....    $ 107.69     $ 100.68     $  96.92   $  95.62
Preferred Stock:
   Total shares outstanding.............    2,400,000    2,400,000
   Asset coverage per share.............         662%         481%
   Liquidation preference per share.....    $  25.00     $  25.00
   Average market value per share(e)....    $  25.70     $  25.20

                                                   YEAR ENDED
                                          -----------------------------------
                                            1990         1989         1988
                                          --------     --------     --------
Net Asset Value, Beginning of Period....  $  10.35     $   9.25     $   7.98
                                          --------     --------     --------
Investment Operations(a):
   Net investment income................      0.17         0.15         0.13
   Net realized and unrealized gain
    (loss) on investments...............     (1.49)        1.59         1.68
                                          --------     --------     --------
    Total from investment operations....     (1.32)        1.74         1.81
                                          --------     --------     --------
Dividends and Distributions to Preferred
 Stockholders:
   Net investment income................     --           --           --
   Net realized gain on investments.....     --           --           --
                                          --------     --------     --------
    Total dividends and distributions to
      Preferred Stockholders............     --           --           --
                                          --------     --------     --------
Dividends and Distributions to Common
 Stockholders:
   Net investment income................     (0.17)       (0.17)       (0.06)
   Net realized gain on investments.....     (0.15)       (0.35)       (0.45)
                                          --------     --------     --------
    Total dividends and distributions to
      Common Stockholders...............     (0.32)       (0.52)       (0.51)
                                          --------     --------     --------
Capital Stock Transactions:
   Effect of rights offerings or
    Preferred Stock offering............     (0.08)       (0.09)       (0.00)
   Effect of reinvestment of
    distributions by Common
    Stockholders........................     (0.05)       (0.03)       (0.03)
                                          --------     --------     --------
    Total from capital stock
      transactions......................     (0.13)       (0.12)       (0.03)
                                          --------     --------     --------
      Net Asset Value, End of
        Period(a).......................  $   8.58     $  10.35     $   9.25
                                          --------     --------     --------
                                          --------     --------     --------
      Market Value, End of Period.......  $  8.125     $   9.50     $  8.125
                                          --------     --------     --------
                                          --------     --------     --------
Total Return(b):
   Net Asset Value(a)...................     (13.1)%       19.2%        22.4%
   Market Value.........................     (10.8)%       23.9%        27.4%
Ratios Based on Average Net Assets:
   Total expenses.......................      0.94%        0.95%        1.09%
   Net investment income................      1.78%        1.48%        1.42%
Ratios Based on Average Net Assets
 Applicable to Common Stockholders:
   Total expenses(c)....................      0.94%        0.95%        1.09%
   Management fee expense...............      0.44%        0.44%        0.49%
   Interest expense.....................     --           --           --
   Other operating expenses.............      0.50%        0.51%        0.60%
   Net investment income................      1.78%        1.48%        1.42%
Supplemental Data:
   Net Assets, End of Year (in
    thousands)..........................  $118,308     $130,502     $107,315
   Portfolio Turnover Rate..............        28%          36%          29%

------------
 (a) Commencing June 21, 1995, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations are calculated assuming the Notes were fully converted except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, Net Asset Value per share would have been increased by $0.31, $0.17 and $0.09 at December 31, 1997, 1996 and 1995, respectively.
 (b) The Net Asset Value and Market Value Total Returns assume a continuous common stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
 (c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.14%, 1.31%, 2.04% and 2.02% for the years ended December 31, 1997, 1996, 1995 and 1994, respectively.
 (d) On December 15, 1997, the Fund called the Notes for redemption on February 5, 1998 (the 'Redemption Date') at a redemption price equal to 100% of the principal amount of each Note plus accrued and unpaid interest to the Redemption Date.
 (e) The average of all month-end market values during the period.
 * Includes distributions paid January 31, 1994 and distributions paid December 30, 1994.

 'D' Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

                                    THE FUND

     The Fund is a closed-end diversified management investment company, incorporated under the laws of the State of Maryland on July 1, 1986 and registered under the 1940 Act. The Fund commenced operations in November 1986. As of March 31, 1998, the Fund had 31,228,098 shares of Common Stock issued and outstanding, with an aggregate net asset value of $576,453,477, and 2,400,000 shares of 7.80% Preferred issued and outstanding, with an aggregate liquidation preference of $60,000,000. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.

     The Fund seeks to achieve its primary investment objective of long-term capital appreciation principally through investment in common stocks and fixed income securities convertible into common stocks of small companies, generally with stock market capitalizations ranging from $100 million to $1 billion. See 'Investment Objectives and Methods/Policies'.

                                USE OF PROCEEDS


     The net proceeds of the offering are estimated at $96,484,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. Royce expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of March 31, 1998, and as adjusted to give effect to this offering.


                                                                                    OUTSTANDING     AS ADJUSTED
                                                                                    ------------    ------------
Stockholders' equity:
     Preferred stock, $.001 par value, authorized 50,000,000 shares:
          7.80% Cumulative Preferred Stock, authorized 10,000,000 shares, issued
            and outstanding 2,400,000 shares.....................................   $ 60,000,000    $ 60,000,000
             % Tax-Advantaged Cumulative Preferred Stock, as adjusted, authorized
            10,000,000 shares, issued and outstanding 4,000,000 shares...........        --          100,000,000
                                                                                    ------------    ------------
                                                                                    $ 60,000,000    $160,000,000
                                                                                    ------------    ------------
                                                                                    ------------    ------------
     Common stock, $.001 par value:
          Authorized 150,000,000 shares, issued and outstanding 31,228,098
            shares...............................................................   $     31,228    $     31,228
          Additional paid-in capital.............................................    340,114,273     336,598,273(1)
          Undistributed net investment income....................................     (9,502,998)     (9,502,998)
          Accumulated net realized gains on investments..........................     17,138,295      17,138,295
          Net unrealized appreciation on investments.............................    228,672,679     228,672,679
                                                                                    ------------    ------------
          Net assets applicable to outstanding common stock......................   $576,453,477    $572,937,477
                                                                                    ------------    ------------
                                                                                    ------------    ------------


------------


(1) After deducting underwriting discounts and estimated costs of this offering of $3,516,000.

                             PORTFOLIO COMPOSITION

     The following tables set forth certain information with respect to the Fund's investment portfolio as of December 31, 1997.

                                                                                           VALUE        PERCENTAGE
                                                                                        ------------    ----------
Common stock.........................................................................   $549,967,538        99.2%
Preferred stock......................................................................        368,125         0.1
Corporate bonds......................................................................      9,668,070         1.7
U.S. Treasury obligations............................................................     20,409,400         3.7
Repurchase agreements................................................................      2,200,000         0.4
Liabilities less cash and other assets...............................................    (28,382,209)       (5.1)
                                                                                        ------------    ----------
     Total investments...............................................................   $554,230,924      100.00%
                                                                                        ------------    ----------
                                                                                        ------------    ----------
SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO
Industrial Products..................................................................   $122,707,612        22.1%
Financial Intermediaries.............................................................     97,173,240        17.5
Industrial Services..................................................................     76,883,326        13.9
Consumer Products....................................................................     72,778,300        13.1
Technology...........................................................................     46,394,311         8.4
Financial Services...................................................................     44,370,431         8.0
Miscellaneous........................................................................     27,167,414         4.9
Natural Resources....................................................................     24,132,237         4.4
Retail...............................................................................     16,401,091         3.0
Consumer Services....................................................................     11,789,980         2.1
Health...............................................................................      8,581,550         1.5
Utilities............................................................................      1,588,046         0.3
                                                                                        ------------    ----------
     Total common stock..............................................................   $549,967,538        99.2%
                                                                                        ------------    ----------
                                                                                        ------------    ----------


OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS
Number of issuers.................................................................................            354
Median market capitalization......................................................................   $376 million

                   INVESTMENT OBJECTIVES AND METHODS/POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective and one of its fundamental policies is long-term capital appreciation, which it seeks to achieve by normally investing more than 75% of its assets in common stocks, convertible preferred stocks and convertible debentures. Portfolio securities are selected primarily with a view to achievement of this objective. Current income is a secondary investment objective of the Fund, but is not one of its fundamental policies. See ' -- Changes in Investment Objectives and Methods/Policies'. The Fund seeks to achieve this secondary objective by investing in dividend-paying common stocks, convertible preferred stocks and convertible debentures, to the extent that these investments also further its primary objective. There are market risks inherent in any investment, and there is no assurance that the primary or secondary investment objective of the Fund will be achieved.

INVESTMENT METHODS/POLICIES

     Royce uses a 'value' method in managing the Fund's assets. Royce's value method is based on its belief that the securities of certain small-sized companies may sell at a discount from its estimate of such companies' 'private worth' -- that is, what a knowledgeable buyer would pay for the entire company. Royce attempts to identify and invest in these securities for the Fund, with the expectation that this 'value discount' will narrow over time and thus provide capital appreciation for the Fund's portfolio.

     The securities of the small-sized companies in which Royce invests for the Fund generally have stock market capitializations ranging from $100 million to $1 billion. (Stock market capitalization is calculated by multiplying the total number of common shares issued outstanding by the per share market price of the common stock.)

     Such companies are often not well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than those of larger capitalization stocks. Royce's investment approach therefore requires unusual investor patience and a long-term investment horizon. The Fund may involve more risk than investment companies which invest in the common stocks of larger, more well-known companies.

     Because the Fund invests primarily in small capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at the then quoted market prices, and may require a considerable time to acquire or dispose of a position in the security. This risk will increase to the extent other Royce-managed accounts or other investors are also seeking to purchase or sell a security held by the Fund.

     The price movements, earnings and other developments of each portfolio security are closely monitored, with a view to selling such securities when price objectives are reached or when a security no longer meets Royce's criteria. Royce purchases and sells securities for the Fund at such times as it deems to be in the best interest of the Fund's Common Stockholders. Although there may be some short-term portfolio turnover, securities are generally purchased which Royce believes will appreciate in value over the long-term. The Fund has not, however, placed any limit on its rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the judgment of Royce, investment considerations warrant such action. For the years ended December 31, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 29%, 34% and 32%, respectively.

     The Fund's investment policies are subject to certain restrictions. See ' -- Investment Restrictions'.

     Foreign Investments. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign investments involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S.

companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund.

     Fixed Income Securities. The Fund may invest up to 25% of its assets in direct obligations of the Government of the United States or its agencies and/or in non-convertible preferred stocks and non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody's or D in the case of Standard & Poor's ('S&P')) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

     Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.

     Temporary Investments. The assets of the Fund are normally invested in the common stocks, convertible preferred stocks and convertible debentures of small-sized companies. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

     Repurchase transactions with its custodian bank are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

     Senior Securities. The 1940 Act and the Fund's fundamental investment policies and restrictions (see ' -- Investment Restrictions') permit the Fund to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments and other distributions, Preferred Stock dividend payments and other distributions (if indebtedness is incurred), stock repurchases and maintenance of asset coverage and giving senior securityholders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Fund's Common Stock. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.

     The Cumulative Preferred Stock offered hereby is a senior security of the Fund. See 'Description of Cumulative Preferred Stock'. Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.


     As of March 31, 1998, the Fund had 31,228,098 shares of Common Stock issued and outstanding, with an aggregate net asset value of $576,453,477, 2,400,000 shares of 7.80% Preferred issued and outstanding, with an aggregate liquidation preference of $60,000,000, and no outstanding indebtedness. Accordingly, as of such date, the Fund could have, under such policies and restrictions, issued and sold senior securities representing indebtedness of up to $258,226,738 or Preferred Stock having an aggregate involuntary liquidation preference of up to $576,453,476 or various combinations of lesser amounts of both securities representing indebtedness and such Preferred Stock.


     The terms of the Cumulative Preferred Stock and 7.80% Preferred also require that the Fund maintain asset coverage tests as described under 'Description of Cumulative Preferred Stock' and 'Description of Capital Stock -- Preferred Stock.'

     The Fund's investment policies are subject to certain restrictions. See ' -- Investment Restrictions'.

RATINGS AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on their Date of Original Issue of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the 'Rating Agency Guidelines'. The Rating Agency Guidelines are substantially the same as the Moody's guidelines applicable to the outstanding 7.80% Preferred.

     The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See 'Description of Cumulative Preferred
Stock -- Redemption -- Mandatory Redemption'. The Rating Agency Guidelines also exclude certain types of securities in which the Fund may invest from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, and prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objectives. For a further discussion of the Rating Agency Guidelines, see 'Description of Cumulative Preferred Stock'.

     The Fund may, but is not required to, adopt any modifications to the Moody's guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Articles Supplementary, the Board of Directors of the Fund may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective of long-term capital appreciation is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, and a majority of the outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the
Fund). Except as indicated under ' -- Investment Restrictions' below, the Fund does not consider its other policies, such as its secondary investment objective of current income, to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated above under ' -- Changes in Investment Objectives and Policies'. The Fund may not:

           1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

           2. Purchase on margin or write call options on its portfolio securities.

           3. Sell securities short.

           4. Underwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.

           5. Invest more than 25% of its total assets in any one industry.

           6. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly-traded.

           7. Purchase or sell commodities or commodity contracts.

           8. Make loans, except for (a) purchases of portions of issues of publicly distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements with any bank that is the custodian of its assets covering U.S. Treasury and agency obligations and having a term of not more than one week and (c) except that the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned).

           9. Invest in companies for the purpose of exercising control of management.

          10. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts.

          11. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

          12. Invest more than 5% of its total assets in warrants, rights or options.

     If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

     In addition to issuing and selling senior securities as set forth in No. 1 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act and the Articles Supplementary, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 300% for senior securities of the Fund representing indebtedness.

     Although there are no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Royce & Associates, Inc. is a New York corporation organized in February 1967, with offices at 1414 Avenue of the Americas, New York, New York 10019. It became the investment adviser of the Fund in November 1986, when the Fund commenced operations. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of March 31, 1998, net assets under Royce's management aggregated approximately $2.8 billion.

     Under the Fund's Articles of Incorporation, as amended, and Maryland General Corporation Law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT


     Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Boniface A. Zaino, Charles R. Dreifus and by Jack E. Fockler, Jr. Mr. George is a Managing Director and Senior Portfolio Manager (since April 1997), Vice President (since August 1993) and Senior Analyst (since 1991) of Royce. Mr. Zaino has been a Managing Director and Senior Portfolio Manager since he joined Royce in April 1998. Prior thereto, he was Group Managing Director of Trust Company of the West. Mr. Dreifus has been a Senior Portfolio Manager and Principal since he joined Royce in February 1998. Prior thereto, he was a Managing Director (since June 1995) and a General Partner (until June 1995) of Lazard Freres & Co. LLC. Mr. Fockler is a Managing Director (since April 1997), Vice President (since August 1993) and Senior Associate (since 1989) of Royce. See 'Directors and Officers' in the Statement of Additional Information. In the event of any significant change in Royce's senior investment staff, the members of the Fund's Board of Directors who are not interested persons of the Fund will consider what action, if any, should be taken in connection with the Fund's management arrangements.


INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; furnishes, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected directors or executive officers of the Fund and pays their compensation and expenses; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

     The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

ADVISORY FEE

     As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a fee comprised of a Basic Fee (the 'Basic Fee') at the rate of 1% per annum of the Fund's average net assets and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600. A rolling period of 60 months is utilized for measuring performance and average net assets, as described below.

     The performance period for each such month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60 month period ending with the most recent calendar month.

     The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month is 1/12 of 0.5%. Accordingly, for each month the maximum monthly fee rate as adjusted for performance will be 1/12 of 1.5% and will be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance will be 1/12 of 0.5% and will be payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce will not be entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Because the Basic Fee is a function of the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for the outstanding 7.80% Preferred and for any other Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock offered hereby.

     The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.



DIFFERENCE BETWEEN
PERFORMANCE OF FUND AND %
CHANGE IN S&P 600 INDEX                                     ADJUSTMENT TO 1% BASIC FEE    FEE AS ADJUSTED
---------------------------------------------------------   --------------------------    ---------------
+12 or more..............................................            +.5%                       1.5%
+11......................................................            +.45%                      1.45%
+10......................................................            +.4%                       1.4%
+9.......................................................            +.35%                      1.35%
+8.......................................................            +.3%                       1.3%
+7.......................................................            +.25%                      1.25%
+6.......................................................            +.2%                       1.2%
+5.......................................................            +.15%                      1.15%
+4.......................................................            +.1%                       1.1%
+3.......................................................            +.05%                      1.05%
+/-2.....................................................            0                         1%
 - 3.....................................................          - 0.5%                        .95%
 - 4.....................................................            -.1%                        .9%
 - 5.....................................................            -.15%                       .85%
 - 6.....................................................            -.2%                        .8%
 - 7.....................................................            -.25%                       .75%
 - 8.....................................................            -.3%                        .7%
 - 9.....................................................            -.35%                       .65%
 - 10....................................................            -.4%                        .6
 - 11....................................................            -.45%                       .55%
 - 12 or less............................................            -.5%                        .5%



     In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600, all dividends and other distributions during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).


     Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to the 7.80% Preferred and to the Cumulative Preferred Stock for any month when the Fund's average annual net asset value total return since issuance of the 7.80% Preferred fails to exceed the dollar weighted average Preferred Stock dividend rate during that period.

                   DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Article Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Articles Supplementary, the Fund is authorized to issue up to 10,000,000 shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were 2,400,000 shares of 7.80% Preferred issued and outstanding, constituting the only other authorized series of Preferred Stock. The 7.80% Preferred will rank on a parity with the Cumulative Preferred Stock as to dividends and payment upon liquidation. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized by unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

DIVIDENDS


     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends at the annual rate
of    % per share of the liquidation preference of $25.00 per share, payable quarterly on March 23, June 23, September 23 and December 23 (each, a 'Dividend Payment Date'), commencing on June 23, 1998, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6, respectively.


     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the 'Date of Original Issue').

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.


     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or payment upon liquidation) in respect of the Common Stock, the 7.80% Preferred or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other Junior Stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation), unless, in each case, (i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see ' -- Asset Maintenance' and ' -- Redemption' below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (iii) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

     If the Fund fails to pay dividends for two years or more, holders of the Cumulative Preferred Stock will acquire certain additional voting rights. See ' -- Voting Rights'. Such rights will be their exclusive remedy for any such failure.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an 'asset coverage' (as defined by the 1940 Act) of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the 'Asset Coverage'). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See
' -- Redemption -- Mandatory Redemption' below.


     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold as of March 31, 1998, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $3,516,000), would have been computed as follows:



       Value of Fund assets less liabilities
         not constituting senior securities                        $732,937,477
   ---------------------------------------------       =          -------------     =     458%
    Senior securities representing indebtedness                    $160,000,000
      plus aggregate liquidation preference of
           the Cumulative Preferred Stock
              and the 7.80% Preferred


     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under 'Investment Objectives and Methods/Policies -- Rating Agency Guidelines', having an aggregate discounted value (a 'Portfolio Calculation') at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preferences of the Cumulative Preferred Stock and the 7.80% Preferred, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See ' -- Redemption -- Mandatory Redemption' below.

     Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.

     On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report. Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the 'Redemption Price'), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

           (i) the Fund fails to maintain the quarterly Asset Coverage and such failure is not cured on or before 60 days following such failure (a 'Cure Date'); or

          (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a 'Cure Date').


     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the 'asset coverage', as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 275%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption by up to 10%.


     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, pro rata from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ('Notice of Redemption').


     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock or any other Preferred Stock may be made.

     Optional Redemption. Prior to June 22, 2003, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a RIC under the Code. Commencing June 22, 2003 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.


     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the 'Liquidation Preference'), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock, 7.80% Preferred and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

     Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of Cumulative Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See ' -- Termination of Rating Agency Guidelines' below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's primary investment objective or changes in the investment restrictions described as fundamental policies under 'Investment Objectives and Methods/Policies'. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See 'Description of Capital Stock -- Certain Voting Requirements'.

TERMINATION OF RATING AGENCY GUIDELINES


     The Articles Supplementary provide that the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, in which case the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, (iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the NYSE or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on a share of the Cumulative Preferred Stock is increased by .375% per annum.


     If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK


     So long as any shares of Cumulative Preferred Stock are outstanding, the Articles Supplementary provide that the Fund may issue and sell up to 6,000,000 additional shares of the Cumulative Preferred Stock and/or shares of one or more other series of Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.


BOARD' S ABILITY TO MODIFY ARTICLES SUPPLEMENTARY

     The Articles Supplementary provide that, to the extent permitted by law, the Board of Directors may, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Fund, amend the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or remedy any formal defect, so long as the amendment does not materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund or, if the Fund has not previously terminated compliance with the Rating Agency Guidelines, adversely affect the then current rating on the Cumulative Preferred Stock by Moody's.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the Cumulative Preferred Stock and/or any other Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

BOOK-ENTRY


     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ('Cede'), as nominee for The Depository Trust Company ('DTC'). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The Fund is authorized to issue 150,000,000 shares of Common Stock, par value $.001 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, the Fund is required to hold annual meetings of its stockholders.

PREFERRED STOCK


     The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 50,000,000 shares of Preferred Stock, par value $.001 per share, including shares that may be convertible into shares of the Fund's Common Stock. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 10,000,000 shares of Preferred Stock as the Cumulative Preferred Stock, 4,000,000 of which are being offered hereby. See 'Description of Cumulative Preferred Stock'.



     The Board of Directors has designated 10,000,000 shares of Preferred Stock as the 7.80% Preferred, 2,400,000 shares of which are issued and outstanding. The terms of the 7.80% Preferred are similar to the terms of the Cumulative Preferred Stock offered hereby. The terms of the 7.80% Preferred primarily differ from those of the Cumulative Preferred Stock in that they require a Preferred Stock asset coverage of 250%, the 7.80% Preferred generally cannot be redeemed at the option of the Fund until August 31, 2003 and the annual dividend rate is 7.80% and increases by .50% if the Fund voluntarily terminates compliance with the Moody's rating agency guidelines applicable to the 7.80% Preferred. The terms of the 7.80% Preferred also differ in that they provide that if the Fund incurs indebtedness to redeem Preferred Stock or refinance other indebtedness, the Fund must have an indebtedness asset coverage of at least 300% after the incurrence of such indebtedness, and if the Fund incurs indebtedness for any other reason, it must have an indebtedness asset coverage of at least 500% after the incurrence of such indebtedness. The terms of the 7.80% Preferred also differ in that they provide that if the Fund issues additional Preferred Stock to redeem outstanding Preferred Stock or refinance indebtedness, it must have a Preferred Stock asset coverage of at least 250% after the issuance of such additional Preferred Stock, and if the Fund issues additional Preferred Stock for any other reason, it must have a Preferred Stock asset coverage of at least 300% after the issuance of such additional Preferred Stock. See 'Description of Cumulative Preferred Stock'.



                            ------------------------
     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of March 31, 1998.



                                                                                                      AMOUNT
                                                                                                    OUTSTANDING
                                                                                                    (EXCLUSIVE OF
                                                                                     AMOUNT HELD    AMOUNT HELD
                                                                                     BY FUND FOR    BY FUND FOR
                                                                        AMOUNT         ITS OWN        ITS OWN
                          TITLE OF CLASS                              AUTHORIZED       ACCOUNT       ACCOUNT)
-------------------------------------------------------------------   -----------    -----------    -----------
Common Stock.......................................................   150,000,000         0         31,228,098
Preferred Stock....................................................    50,000,000         0          2,400,000
     7.80% Preferred...............................................    10,000,000         0          2,400,000
     Cumulative Preferred Stock....................................    10,000,000         0                  0


                                    TAXATION

     The following Federal income tax discussion is based on the advice of Brown & Wood LLP, special counsel to the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws are subject to being changed retroactively or prospectively.

     The Fund intends to continue to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. If it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax on the part of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year to them. The Fund intends to distribute substantially all of such income.

TAXATION OF STOCKHOLDERS

     Dividends paid by the Fund from its net investment income and net short-term capital gains (such dividends referred to hereafter as 'ordinary income dividends') are taxable to stockholders as ordinary income. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund ('capital gain dividends') are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. Net capital gains on securities held longer than 18 months are taxed to individual taxpayers at a maximum rate of 20% ('20% Rate Gains'). Net capital gains on securities held longer than one year but not longer than 18 months are taxed at an individual taxpayer's marginal Federal income tax rate, but not higher than 28% ('28% Rate Gains'). Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that constitute 20% Rate Gains and 28% Rate Gains. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.


     Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     The Code provides that capital gain recognized on the termination of a position held as part of a 'conversion transaction' will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A 'conversion transaction,' for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock and to holders of Cumulative Preferred Stock and other Preferred Stock. The amount of net capital gains (including the new categories of capital gain) and other types of income allocable among the Cumulative Preferred Stock, other Preferred Stock and the Common Stock will depend upon the amount of such net capital gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock during a taxable year.

     In the opinion of Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate net capital gains and other taxable income among shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or courts.

TAXATION OF THE FUND

     Qualifications as a RIC requires, among other things, that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities, and other investment-type income. In addition, the Fund's investments must meet certain diversification standards.

     The Code requires a RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus 100% of undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See 'Description of Cumulative Preferred Stock -- Dividends'. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then, except as provided in regulations to be promulgated, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ('high yield securities'). Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income (and to be required to distribute such income) before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends rather than capital gains for Federal income tax purposes.

     Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund's net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

     If the Fund invests in stock of a passive foreign investment company ('PFIC'), it may be subject to Federal income tax at ordinary rates, and to an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, under recent legislation, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

OTHER TAXATION

     Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

         CUSTODIAN, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     State Street Bank, which is located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the securities, cash and other assets of the Fund, as dividend-paying agent and as transfer agent and registrar for the Fund's Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8100, Boston, Massachusetts 02266-8100 (Tel. No. (800) 426-5523).

                                  UNDERWRITING

     Upon the terms and subject to the conditions contained in an underwriting agreement dated the date hereof, among the Fund, Royce and the Underwriters (the 'Underwriting Agreement'), the Underwriters named below have agreed to purchase from the Fund, and the Fund has agreed to sell to each such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of each such Underwriter:


                                                                                    NUMBER OF
                                      NAME                                           SHARES
---------------------------------------------------------------------------------   ---------
PaineWebber Incorporated.........................................................
Smith Barney Inc.................................................................
Prudential Securities Incorporated...............................................
                                                                                    ---------
     Total.......................................................................   4,000,000
                                                                                    ---------
                                                                                    ---------


     The Underwriting Agreement provides that the obligation of the Underwriters to purchase and accept delivery of the shares of Cumulative Preferred Stock offered hereby is subject to the approval of certain legal matters by counsel and to certain other conditions, including that the Cumulative Preferred Stock be rated 'aaa' by Moody's as of the Date of Original Issue. The Underwriters are obligated to purchase all shares of Cumulative Preferred Stock offered hereby if any are purchased.


     The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price
less a concession not in excess of $      per share. The Underwriters may allow,
and such dealers may reallow, a concession not in excess of $      per share to
certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock, the public offering price and such concessions may be changed
by the Underwriters. The underwriting discount of $      per share is equal to
   % of the initial offering price. Investors must pay for any shares of
Cumulative Preferred Stock purchased on or before       , 1998.


     The Fund and Royce have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments which the Underwriters may be required to make in respect thereof.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred stock. A 'covering transaction' is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriter to reduce a short position incurred by the underwriters in connection with the offering. A 'penalty bid' is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter in connection with the offering if any of the Cumulative Preferred Stock originally sold by the Underwriter is purchased in a covering transaction and has therefore not been effectively placed by the Underwriter. The Underwriters have advised the Fund that such transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

     The Underwriters have acted in the past and may continue to act from time to time, during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, as brokers or dealers in connection with the execution of portfolio transactions for the Fund. The Underwriters may also, during the pendency of the offering of Cumulative Preferred Stock hereunder, act as brokers with respect to such transactions. See 'Brokerage Allocation and Other Practices' in the Statement of Additional Information.


     Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application has been made to list the shares of Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period. The Underwriters have undertaken to sell shares to a minimum of 100 beneficial owners.

     The Fund has agreed that it will not sell or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 60 days after the date of this Prospectus, without the prior written consent of the Underwriters.

                                 LEGAL MATTERS

     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Certain legal matters will be passed on by Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett, counsel to the Underwriters. Brown & Wood LLP and Simpson Thacher & Barlett will each rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

                                    EXPERTS

     Tait, Weller & Baker, independent auditors, are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption 'Financial Highlights' included in this Prospectus have been audited by Ernst & Young LLP and Coopers & Lybrand L.L.P. for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Tait, Weller & Baker has an office at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Fund. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019. The address of Coopers & Lybrand L.L.P. is 1 Post Office Square, Boston, Massachusetts 02109.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov. containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

     The Fund's Common Stock and 7.80% Preferred are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission.

Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

YEAR 2000

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund or any of its major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services provided to the Fund's stockholders. The Fund and Royce are reviewing all of their own computer systems with the goal of modifying or replacing such systems to the extent necessary to prepare for the Year 2000. In addition, Royce has been advised by the Fund's major service providers that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Fund and Royce have no reason to believe that these goals will not be achieved.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


     A Statement of Additional Information dated       , 1998 has been filed
with the Commission and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:



                                                                                          PAGE
                                                                                          ----
Principal Stockholders.................................................................     2
Directors and Officers.................................................................     2
Code of Ethics and Related Matters.....................................................     4
Investment Advisory and Other Services.................................................     5
Brokerage Allocation and Other Practices...............................................     6
Net Asset Value........................................................................     6
Financial Statements...................................................................     7

                                    GLOSSARY

     'Articles Supplementary' means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.


     'Asset Coverage' means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%, or such higher percentage as may be required under the 1940 Act, with respect to all outstanding securities of the Fund which are stock, including all outstanding shares of Cumulative Preferred Stock.



     'Basic Maintenance Amount' means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the amount referred to in clauses (i)(A) plus (i)(B) of the definition of 'Basic Maintenance Amount' in Article I of the 7.80% Preferred Articles; (D) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (E) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation
Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock and/or 7.80% Preferred or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock and/or 7.80% Preferred subject to redemption or repurchase or, without duplication, any of (i)(B) through (i)(E) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and/or 7.80% Preferred at a price of less than the Liquidation Preference thereof as defined in the 7.80% Preferred Articles and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased and/or 100% of the Liquidation Preference of such 7.80% Preferred to be repurchased from (i) above.


     'Business Day' means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     'Charter' means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary and the 7.80% Preferred Articles), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

     'Common Stock' means the Common Stock, par value $.001 per share, of the Fund.

     'Cumulative Preferred Stock' means the    % Tax-Advantaged Cumulative
Preferred Stock, par value $.001 per share, of the Fund.


     'Date of Original Issue' has the meaning set forth on page 23 of this Prospectus.


     'Deposit Securities' means cash, Short-Term Money Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the

Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     'Discounted Value' means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof, or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.


     'Dividend Payment Date' has the meaning set forth on page 23 of this Prospectus.


     'Fund' means Royce Value Trust, Inc., a Maryland corporation.


     'Liquidation Preference' has the meaning set forth on page 26 of this Prospectus.


     'Moody's' means Moody's Investors Service, Inc., or its successor.

     'Moody's Discount Factor' means, with respect to a Moody's Eligible Asset specified below, the following applicable number:

                                                                                              MOODY'S
                            TYPE OF MOODY'S ELIGIBLE ASSET                                DISCOUNT FACTOR
---------------------------------------------------------------------------------------   ----------------

Moody's Short-term Money Market Instruments (other than U.S. Government
  Obligations set forth below) and other commercial paper:
     Demand or time deposits, certificates of deposit and bankers' acceptances
      includible in Moody's Short Term Money Market Instruments........................         1.00
     Commercial paper rated P-1 by Moody's maturing in 30 days or less.................         1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270
      days or less.....................................................................         1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less...................         1.25
     Repurchase obligations includible in Moody's Short-Term Money Market Instruments
      if term is less than 30 days and counterparty is rated at least A2...............         1.00

Other repurchase obligations...........................................................   Discount Factor
                                                                                             Applicable
                                                                                           to Underlying
                                                                                               Assets
       Common stocks...................................................................         3.00
       Preferred stocks
       Auction rate preferred stocks...................................................         3.50
       Other preferred stocks issued by issuers in the financial and industrial........         2.35
       Other preferred stocks issued by issuers in the utilities industry..............         1.60
  U.S. Government Obligations (other than the U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
          1 year or less...............................................................         1.08
          2 years or less..............................................................         1.15
          3 years or less..............................................................         1.20
          4 years or less..............................................................         1.26
          5 years or less..............................................................         1.31
          7 years or less..............................................................         1.40
          10 years or less.............................................................         1.48
          15 years or less.............................................................         1.54
          20 years or less.............................................................         1.61
          30 years or less.............................................................         1.63


                                                  (table continued on next page)

(table continued from previous page)

                                                                                              MOODY'S
                            TYPE OF MOODY'S ELIGIBLE ASSET                                DISCOUNT FACTOR
---------------------------------------------------------------------------------------   ----------------
  U.S. Treasury Securities strips with remaining terms to maturity of:
          1 year or less...............................................................         1.08
          2 years or less..............................................................         1.16
          3 years or less..............................................................         1.23
          4 years or less..............................................................         1.30
          5 years or less..............................................................         1.37
          7 years or less..............................................................         1.51
          10 years or less.............................................................         1.69
          15 years or less.............................................................         1.99
          20 years or less.............................................................         2.28
          30 years or less.............................................................         2.56
Corporate Bonds
     Corporate bonds rated Aaa with remaining terms to maturity of:
          1 year or less...............................................................         1.14
          2 years or less..............................................................         1.21
          3 years or less..............................................................         1.26
          4 years or less..............................................................         1.32
          5 years or less..............................................................         1.38
          7 years or less..............................................................         1.47
          10 years or less.............................................................         1.55
          15 years or less.............................................................         1.62
          20 years or less.............................................................         1.69
          30 years or less.............................................................         1.71
     Corporate bonds rated Aa with remaining terms to maturity of:
          1 year or less...............................................................         1.19
          2 years or less..............................................................         1.26
          3 years or less..............................................................         1.32
          4 years or less..............................................................         1.38
          5 years or less..............................................................         1.44
          7 years or less..............................................................         1.54
          10 years or less.............................................................         1.63
          15 years or less.............................................................         1.69
          20 years or less.............................................................         1.77
          30 years or less.............................................................         1.79
     Corporate bonds rated A with remaining terms to maturity of:
          1 year or less...............................................................         1.24
          2 years or less..............................................................         1.32
          3 years or less..............................................................         1.38
          4 years or less..............................................................         1.45
          5 years or less..............................................................         1.51
          7 years or less..............................................................         1.61
          10 years or less.............................................................         1.70
          15 years or less.............................................................         1.77
          20 years or less.............................................................         1.85
          30 years or less.............................................................         1.87
     Convertible corporate bonds with senior debt securities rated Aa issued by the following types of issuers:
          Utility......................................................................         1.80
          Industrial...................................................................         2.97
          Financial....................................................................         2.92
          Transportation...............................................................         4.27

                                                  (table continued on next page)

(table continued from previous page)

                                                                                              MOODY'S
                            TYPE OF MOODY'S ELIGIBLE ASSET                                DISCOUNT FACTOR
---------------------------------------------------------------------------------------   ----------------
     Convertible corporate bonds with senior debt securities rated A issued by the following types of issuers:
          Utility......................................................................         1.85
          Industrial...................................................................         3.02
          Financial....................................................................         2.97
          Transportation...............................................................         4.32
     Convertible corporate bonds with senior debt securities rated Baa issued by the following types of issuers:
          Utility......................................................................         2.01
          Industrial...................................................................         3.18
          Financial....................................................................         3.13
          Transportation...............................................................         4.48
     Convertible corporate bonds with senior debt securities rated Ba issued by the following types of issuers:
          Utility......................................................................         2.02
          Industrial...................................................................         3.19
          Financial....................................................................         3.14
          Transportation...............................................................         4.49
     Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following types of issuers:
          Utility......................................................................         2.12
          Industrial...................................................................         3.90
          Financial....................................................................         3.24
          Transportation...............................................................         4.59

     'Moody's Eligible Asset' means:


          (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);


          (ii) Short-Term Money Market Instruments;

          (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of a least P-1 and maturing within 270 days;


          (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least 'baa3' by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least 'baa3'), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least 'a1' by Moody's or, if not rated by Moody's , are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least 'aa' by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Fund's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000; notwithstanding the foregoing, preferred stock which is currently convertible into common stock which is a Moody's Eligible Asset pursuant to clause (v) below is a Moody's Eligible Asset to the extent of the aggregate market value of the number of shares of common stock into which the preferred stock is convertible;



          (v) common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Fund; provided, however, that
     (1) common stock which, while a Moody's eligible Asset owned by the Fund, ceases paying any regular cash dividend will not longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate market value of the Fund's holdings of the common stock of any issuer shall not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the market value of such common stocks, and (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar denominated American Depository Receipts ('ADRs') which are traded in the United States on a national securities exchange or in the over-the-counter market and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia; provided, however, that the aggregate market value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (i) 6% of the aggregate market value of the outstanding shares of common stock of the issuer thereof or (ii) 10% of the market value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction, other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, new Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;


          (vi) U.S. Government Obligations;

          (vii) corporate bonds (A) which [may be sold without restriction by the Fund and are] rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB-by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate market value of the Fund's holdings does not exceed 10% of the aggregate market value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

          (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

     provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:

Issuer:

                                                              NON-UTILITY         UTILITY
                                                             MAXIMUM SINGLE    MAXIMUM SINGLE
                   MOODY'S RATING(1)(2)                       ISSUER(3)(4)      ISSUER(3)(4)
----------------------------------------------------------   --------------    --------------
'aaa', Aaa................................................         100%              100%
'aa', Aa..................................................          20%               20%
'aaa', Aaa................................................         100%              100%
'a', A....................................................          10%               10%
CS/CB, 'baa', Baa(5)......................................           6%                4%
Ba........................................................           4%                4%
B1/B2.....................................................           3%                3%
B3 (Caa subordinate)......................................           2%                2%

Industry and State:

                                                  NON-UTILITY             UTILITY               UTILITY
                                                    MAXIMUM            MAXIMUM SINGLE           MAXIMUM
             MOODY'S RATING(1)                SINGLE INDUSTRY(3)     SUB-INDUSTRY(3)(6)     SINGLE STATE(3)
-------------------------------------------   -------------------    ------------------    ------------------
'aaa', Aaa.................................           100%                   100%                  100%
'aa', Aa...................................            60%                    60%                   20%
'a', A.....................................            40%                    50%                   10%(7)
CS/CB, 'baa', Baa(5).......................            20%                    50%                    7%(7)
Ba.........................................            12%                    12%              N/A
B1/B2......................................             8%                     8%              N/A
B3 (Caa subordinate).......................             5%                     5%              N/A

------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging from $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.


; and provided, further, that the Fund's investments in auction rate preferred stock described in clause (iv) above will be included in Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate market value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate market value of those investments excluded from Moody's eligible Assets pursuant to the immediately preceding provision; and (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through
(i)(E) of the definition of 'Basic Maintenance Amount' may be includible in Moody's Eligible Assets.


     '1940 Act' means the Investment Company Act of 1940, as amended.


     'Notice of Redemption' has the meaning set forth on page 25 of this Prospectus.

     'Paying Agent' means State Street Bank and Trust Company and its successors or any other paying agent appointed by the Fund.

     'Portfolio Calculation' means the aggregate Discounted Value of all Moody's Eligible Assets.

     'Preferred Stock' means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock and 7.80% Preferred.


     'Redemption Price' has the meaning set forth on page 25 of this Prospectus.


     '7.80% Preferred' means, so long as any shares of such series are issued and outstanding, the 7.80% Cumulative Preferred Stock, par value $.001 per share, of the Fund.

     '7.80% Preferred Articles' means, so long as any shares of the 7.80% Preferred are issued and outstanding, the Articles Supplementary, dated August 19, 1996, as amended and supplemented from time to time, creating and fixing the rights of the 7.80% Preferred.

     'Short-Term Money Market Instruments' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

          (iii) U.S. Government Obligations;

          (iv) Commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed by supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's.

          (v) Demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United states branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the united States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company t the tine of purchase or acquisition and the Valuation Date, have (1) credit ratings form Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding provision in the case of investments that mature in no more that one Business Day from the date of purchase or other acquisition by the
     Fund);

          (vi) repurchase obligations with respect to any U.S. government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least 1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

          (vii) Eurodollar demand or time deposits, in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor.

     'U.S. Government Obligations' means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United states and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     'Valuation Date' means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

_____________________________________       ____________________________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS


                                                                                                                            PAGE
                                                                                                                            ----
Prospectus Summary.......................................................................................................     3
Tax Attributes of Preferred Stock Dividends..............................................................................    10
Financial Highlights.....................................................................................................    12
The Fund.................................................................................................................    13
Use of Proceeds..........................................................................................................    13
Capitalization...........................................................................................................    14
Portfolio Composition....................................................................................................    15
Investment Objectives and Methods/Policies...............................................................................    16
Investment Advisory and Other Services...................................................................................    20
Description of Cumulative Preferred Stock................................................................................    23
Description of Capital Stock.............................................................................................    29
Taxation.................................................................................................................    29
Custodian, Dividend-Paying Agent, Transfer Agent and Registrar...........................................................    33
Underwriting.............................................................................................................    34
Legal Matters............................................................................................................    35
Experts..................................................................................................................    35
Additional Information...................................................................................................    35
Table of Contents of Statement of Additional Information.................................................................    36
Glossary.................................................................................................................    37



                                4,000,000 SHARES
                                  ROYCE VALUE
                                  TRUST, INC.
                            % TAX-ADVANTAGED CUMULATIVE
                                PREFERRED STOCK


                            ------------------------
                                   PROSPECTUS
                            ------------------------


                               Co-Book Managers
                               ----------------

                            PAINEWEBBER INCORPORATED

                              SALOMON SMITH BARNEY





                       PRUDENTIAL SECURITIES INCORPORATED


                            ------------------------


                                       , 1998


_____________________________________       ____________________________________

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                   SUBJECT TO COMPLETION, DATED MAY 14, 1998
                      STATEMENT OF ADDITIONAL INFORMATION




                                4,000,000 SHARES
                            ROYCE VALUE TRUST, INC.
                    % TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK
                    LIQUIDATION PREFERENCE $25.00 PER SHARE


     The   % Tax-Advantaged Cumulative Preferred Stock, liquidation preference
$25.00 per share (the 'Cumulative Preferred Stock'), to be issued by Royce Value Trust, Inc. (the 'Fund') will be senior securities of the Fund. The Fund will use the net proceeds of the offering to purchase additional portfolio securities in accordance with its investment objectives and methods/policies.

     The Fund is a closed-end diversified management investment company. The Fund's primary investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks and securities convertible into common stocks of small capitalization companies. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, Inc. is its investment adviser.


     This Statement of Additional Information is not a prospectus, but should be
read in conjunction with the Fund's Prospectus (dated       , 1998). Please
retain this document for future reference. To obtain an additional copy of the Prospectus or the Fund's Annual Report to Stockholders for the year ended December 31, 1997, please call Investor Information at 1-800-221-4268. Defined terms used herein have the meanings assigned to them in the Prospectus.


                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----

Principal Stockholders.....................................................................................     2
Directors and Officers.....................................................................................     2
Code of Ethics and Related Matters.........................................................................     4
Investment Advisory and Other Services.....................................................................     5
Brokerage Allocation and Other Practices...................................................................     6
Net Asset Value............................................................................................     6
Financial Statements.......................................................................................     7


Date:       , 1998

                             PRINCIPAL STOCKHOLDERS

     As of March 31, 1998, the following persons owned of record or were known by the Fund to have owned beneficially 5% or more of the 31,228,098 shares of its Common Stock and 2,400,000 shares of its 7.80% Preferred then outstanding:

                                                                                                       PERCENTAGE OF
    NAME AND ADDRESS OF OWNER        CLASS OF STOCK           AMOUNT AND NATURE OF OWNERSHIP               CLASS
----------------------------------   ---------------  ----------------------------------------------   -------------
Yale University ..................   Common           2,758,709 shares -- Beneficial (sole voting           10.5%
  451 College Street                                    and investment power)
  P.O. Box 1074 Yale Station
  New Haven, CT 06520
Cede & Co. FAST ..................   Common           29,098,964 shares -- Record                           93.2%
  P.O. Box 20                        Preferred        2,368,565 shares -- Record                            91.1%
  Bowling Green Station
  New York, NY 10274

     All directors and officers of the Fund as a group owned approximately 0.9% of the Fund's outstanding shares of Common Stock as of such date.

                             DIRECTORS AND OFFICERS


     The following tables set forth certain information as to each director and officer of the Fund.


                                           POSITION HELD WITH    PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
         NAME, ADDRESS AND AGE                  THE FUND                  DURING THE PAST FIVE YEARS
----------------------------------------   ------------------  ------------------------------------------------

Charles M. Royce* (58) .................   Director,           President, Managing Director (since April 1997),
  1414 Avenue of the Americas                President and       Secretary, Treasurer, sole director and sole
  New York, NY 10019                         Treasurer           voting shareholder of Royce & Associates, Inc.
                                                                 ('Royce'), formerly named Quest Advisory
                                                                 Corp., the Fund's investment adviser; Trustee,
                                                                 President and Treasurer of the Royce Fund
                                                                 ('TRF'), an open-end diversified management
                                                                 investment company of which Royce is the
                                                                 principal investment adviser, and its
                                                                 predecessors; Director, President and
                                                                 Treasurer of the Fund, Royce Micro-Cap Trust,
                                                                 Inc. ('RMCT') (since September 1993) and Royce
                                                                 Global Trust, Inc. ('RGT') (since October
                                                                 1996), closed-end diversified management
                                                                 investment companies of which Royce is the
                                                                 investment adviser; Trustee, President and
                                                                 Treasurer of Royce Capital Fund ('RCF') (since
                                                                 December 1996), an open-end diversified
                                                                 management investment company of which Royce
                                                                 is the investment adviser (the Fund, TRF, RCF,
                                                                 RGT and RMCT, collectively, 'The Royce
                                                                 Funds'); Secretary and sole director and
                                                                 shareholder of Royce Fund Services, Inc.
                                                                 ('RFS'), formerly named Quest Distributors,
                                                                 Inc., the distributor of TRF's shares; and
                                                                 managing general partner of Royce Management
                                                                 Company ('RMC'), formerly named Quest
                                                                 Management Company, a registered investment
                                                                 adviser, and its predecessor.

Richard M. Galkin (59) .................   Director            Private investor and President of Richard M.
  5284 Boca Marina                                               Galkin Associates, Inc., tele- communications
  Boca Raton, FL 33487                                           consultants.
Stephen L. Isaacs (58) .................   Director            President of the Center for Health and Social
  60 Harmon Avenue                                               Policy since September 1996; President of
  Pelham, NY 10803                                               Stephen L. Isaacs & Associates, Consultants;
                                                                 Director of Columbia University Development
                                                                 Law and Policy Program and Professor at
                                                                 Columbia University until August 1996.
David L. Meister (58) ..................   Director            Consultant to the communications industry.
  111 Marquez Place
  Pacific Palisades, CA 90272
John D. Diederich* (46) ................   Vice President      Director of Administration of The Royce Funds
  1414 Avenue of the Americas                                    since April 1993; Vice President of RGT (since
  New York, NY 10019                                             October 1996), of RCF (since December 1996)
                                                                 and of the Fund and RMCT (since April 1997);
                                                                 Director of the Fund and RMCT (since July
                                                                 1997); Trustee of RCF (since April 1998); and
                                                                 President of RFS (since November 1995).
Jack E. Fockler, Jr.* (39) .............   Vice President      Managing Director (since April 1997) and Vice
  1414 Avenue of the Americas                                    President (since August 1993) of Royce, having
  New York, NY 10019                                             been employed by Royce since October 1989;
                                                                 Vice President of RGT (since October 1996) and
                                                                 of the other Royce Funds (since April 1995);
                                                                 and General Partner of RMC and its
                                                                 predecessor.
W. Whitney George* (39) ................   Vice President      Managing Director (since April 1997) and Vice
  1414 Avenue of the Americas                                    President (since August 1993) of Royce, having
  New York, NY 10019                                             been employed by Royce since October 1991;
                                                                 Vice President of RGT (since October 1996) and
                                                                 of the other Royce Funds (since April 1995);
                                                                 and General Partner of RMC and its
                                                                 predecessor.
Daniel A. O'Byrne* (36) ................   Vice President      Vice President of Royce (since May 1994), having
  1414 Avenue of the Americas                                    been employed by Royce (since October 1986);
  New York, NY 10019                                             and Vice President of RGT (since October 1996)
                                                                 and of the other Royce Funds (since July
                                                                 1994).
John E. Denneen* (31) ..................   Secretary           Associate General Counsel and Chief Compliance
  1414 Avenue of the Americas                                    Officer of Royce (since May 1996); Secretary
  New York, NY 10019                                             of RGT (since October 1996) and of the other
                                                                 Royce Funds (since June 1996); and Associate
                                                                 of Seward & Kissel prior to May 1996.


------------

* An 'interested person' of the Fund and/or Royce under Section 2(a)(19) of the 1940 Act.

     Normally, holders of shares of the Preferred Stock of the Fund, including the Cumulative Preferred Stock, voting as a separate class, will elect two of the Fund's directors, and holders of the Preferred Stock, including the Cumulative Preferred Stock, and the Common Stock, voting as a single class, will elect the remaining directors. See 'Description of Cumulative Preferred
Stock -- Voting Rights' in the Prospectus. Messrs. Diederich and Meister have been elected as directors by holders of the Preferred Stock.

     All of the Fund's directors are also trustees of TRF and RCF and directors of RMCT and RGT, except for John D. Diederich who is not a trustee of TRF or a director of RGT.

     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of the independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

REMUNERATION OF DIRECTORS

     Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director of the Fund (in his capacity as a director) for the year ended December 31, 1997.

                                                             AGGREGATE            TOTAL
                                                            COMPENSATION      COMPENSATION
                                                              FROM THE      FROM THE FUND AND
                        DIRECTOR                                FUND        OTHER ROYCE FUNDS
---------------------------------------------------------   ------------    -----------------
Charles M. Royce.........................................     $ --               $--
John D. Diederich(1).....................................       --               --
Richard M. Galkin........................................       16,000            65,000
Stephen L. Isaacs........................................       16,000            65,000
David L. Meister.........................................       16,000            65,000

------------

(1) Mr. Diederich received compensation aggregating less than $60,000 from the Fund in his capacity as the Fund's Director of Administration.

                            ------------------------
     Each of the Fund's non-affiliated directors receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1997 in addition to or in lieu of this standard arrangement.

                       CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS, RMC ('Royce-related persons') and interested trustees/directors, officers and employees of the Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are U.S. Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation guidelines and procedures. See 'Brokerage Allocation and Other Practices'.

     As of March 31, 1998, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $37 million, and their equity interests in Royce-related private investment companies totaled approximately $3.1 million.

                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISORY FEE



     For the years ended December 31, 1997, 1996 and 1995, Royce received investment advisory fees from the Fund of $1,714,688, $1,384,644 and $2,951,325 (net of $76,186, $86,240 and $104,206 voluntarily waived by Royce), respectively.


OTHER

     The Investment Advisory Agreement provides that the Fund may use 'Royce' as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name 'Royce' is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

     The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement will remain in effect until April 30, 1999 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

SERVICE CONTRACT WITH STATE STREET

     State Street Bank and Trust Company, the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time and generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others, and in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and the Bank. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $158,726, $126,751 and $129,940, respectively, in fees to the Fund's custodian and transfer agent.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

     Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Fund.

     Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

     During the year ended December 31, 1997, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

     During each of the three years ended December 31, 1997, 1996 and 1995, the Fund paid brokerage commissions of approximately $463,000, $414,000 and $364,000, respectively.

     One or more of the Underwriters has effected purchases and/or sales of the portfolio securities of the Fund and of other accounts managed by Royce and RMC and may be chosen to effect future transactions for the Fund and such other accounts.

                                NET ASSET VALUE

     The Fund calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone (800-221-4268) and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the

Exchange is open. The net asset value of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

     In determining net asset value, securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price for exchange-listed securities and at the average of their electronically-reported bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Notwithstanding the above, bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to additional paid-in capital.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 1997, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference.

                                     PART C
                               OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS



     1. Financial Statements



          Included in Part A:



              -- Selected Per Share Data and Ratios for the ten years ended
                 December 31, 1997.



          Incorporated by reference in Part B:



              -- Schedule of Investments at December 31, 1997*



              -- Statement of Assets and Liabilities at December 31, 1997*



              -- Statement of Operations for the year ended December 31, 1997*



              -- Statement of Changes in Net Assets for the years ended December
                 31, 1997 and 1996*



              -- Statement of Cash Flows for the year ended December 31, 1997*



              -- Selected Per Share Data and Ratios for the ten years ended
                 December 31, 1997*



              -- Notes to Financial Statements*



              -- Report of Independent Accountants*



------------



* Incorporated by reference to the Registrant's Annual Report to Stockholders for the year ended December 31, 1997, filed with the Securities and Exchange Commission (the 'SEC') pursuant to Rule 30b2-1 under the 1940 Act.



     2. Exhibits



         (a)(1)  Articles of Incorporation.(1)
            (2)  Articles of Amendment.(2)
            (3)  Articles of Amendment.(3)
            (4)  Form of Articles Supplementary creating the Fund's 8% Cumulative Preferred Stock.(4)
            (5)  Articles of Amendment dated March 2, 1998 to Articles Supplementary creating the Fund's 8%
                 Cumulative Preferred Stock.(5)
            (6)  Articles of Amendment dated March 19, 1998 to Articles Supplementary creating the Fund's 8%
                 Cumulative Preferred Stock.(5)
            (7)  Form of Articles Supplementary creating the Fund's    % Tax-Advantaged Cumulative Preferred
                 Stock.
            (8)  Articles of Correction dated May 11, 1998.
            (b)  Amended and Restated By-laws of the Fund.(6)
            (c)  Not applicable.
         (d)(1)  Form of specimen certificate for    % Tax-Advantaged Cumulative Preferred Stock.(5)
            (2)  Portions of the Articles Supplementary of the Fund defining the rights of holders of    %
                 Tax-Advantaged Cumulative Preferred Stock.(7)
            (e)  Amended and Restated Distribution Reinvestment and Cash Purchase Plan.(8)
            (f)  Not applicable.
         (g)(1)  Form of Investment Advisory Agreement between the Fund and Royce & Associates, Inc.
                 ('Royce').(8)
            (2)  Form of Letter Agreement by and between the Fund and Royce.
            (h)  Form of Underwriting Agreement.
            (i)  Not applicable.

         (j)(1)  Custodian Contract with State Street Bank and Trust Company ('State Street').(9)
            (2)  Amendment dated December 11, 1987 to Custodian Contract.(10)
            (3)  Amendment dated May 13, 1988 to Custodian Contract.(10)
            (4)  Amendment dated April 2, 1992 to Custodian Contract.(11)
         (k)(1)  Registrar, Transfer Agency and Service Agreement between Fund and State Street.(12)
            (2)  First Amendment to Registrar, Transfer Agency and Paying Agency Agreement.
            (l)  Opinion and Consent of Venable, Baetjer and Howard, LLP, special Maryland counsel to the Fund.
            (m)  Not applicable.
         (n)(1)  Consent of Tait, Weller & Baker, independent auditors for the Fund.
            (2)  Consent of Ernst & Young LLP, independent auditors.
            (3)  Consent of Coopers & Lybrand L.L.P., independent auditors.
            (o)  Not applicable.
            (p)  Not applicable.
            (q)  Not applicable.
            (r)  Financial Data Schedule.



------------



 (1) Incorporated by reference to the Fund's Registration Statement on Form N-2 filed with the SEC on October 15, 1986 (File No. 811-4875).



 (2) Incorporated by reference to the Fund's Semi-Annual Report on Form N-SAR for the six months ended June 30, 1988 (File No. 811-4875) filed with the SEC.



 (3) Incorporated by reference to Amendment No. 4 to the Fund's Registration Statement on Form N-2 filed with the SEC on August 14, 1989 (File No. 811-4875).



 (4) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 filed with the SEC on August 9, 1996 (File No. 333-8039).



 (5) Previously filed on April 29, 1998 as an exhibit to the Registration Statement.






 (6) Incorporated by reference to Amendment No. 19 to the Fund's Registration Statement on Form N-2 filed with the SEC on August 11, 1995 (File No. 811-4875).






 (7) Reference is made to Article II of the Registrant's Articles Supplementary to be filed as Exhibit (a)(7) to this Registration Statement.






 (8) Incorporated by reference to Amendment No. 20 to the Fund's Registration Statement on Form N-2 filed with the SEC on July 12, 1996 (File No. 811-4875).






 (9) Incorporated by reference to Amendment No. 1 to the Fund's Registration Statement on Form N-2 filed with the SEC on November 19, 1986 (File No. 811-4875).






(10) Incorporated by reference to Amendment No. 9 to the Fund's Registration Statement on Form N-2 filed with the SEC on March 27, 1991 (File No. 811-4875).






(11) Incorporated by reference to the Fund's Registration Statement on Form N-2 filed with the SEC on July 22, 1992 (File No. 811-4875).






(12) Incorporated by reference to the Fund's Registration Statement on Form N-2 filed with the SEC on August 9, 1996 (File No. 333-8039).


ITEM 25. MARKETING ARRANGEMENTS

     See Exhibit (h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees...........................................................................   $ 29,500
Listing fees................................................................................     44,300
Printing expenses (other than stock certificates)...........................................    100,000
Accounting fees and expenses................................................................     17,000
Legal fees and expenses.....................................................................    125,000
Rating Agency fees..........................................................................     25,000
Miscellaneous...............................................................................     25,200
                                                                                               --------
     Total..................................................................................   $366,000
                                                                                               --------
                                                                                               --------



ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     The following information is given as of March 31, 1998:


                                                                                            NUMBER OF
                                    TITLE OF CLASS                                        RECORD HOLDERS
---------------------------------------------------------------------------------------   --------------

Common Stock ($.01 par value)..........................................................        2,492
7.80% Cumulative Preferred Stock ($.001 par value).....................................           28



ITEM 29. INDEMNIFICATION


     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Registrant's Articles of Incorporation, Article V of the Registrant's Amended and Restated By-laws, the Investment Advisory Agreement, and the form of Underwriting Agreement, to be filed as an Exhibit to this Registration Statement, each provide for indemnification.

     The Investment Advisory Agreement between the Fund and Royce obligates the Fund to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. Royce is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Fund, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $150,000.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     Records are located at:

          1. Royce Value Trust, Inc., 10th Floor
          1414 Avenue of the Americas
          New York, New York 10019
          (Corporate records and records
          relating to the function of
          Royce as investment adviser)

          2. State Street Bank and Trust Company
          P.O. Box 9061
          Boston, Massachusetts 02205-8686
          Attention: Royce Value Trust, Inc.
          (Records relating to its functions
          as Custodian, Registrar and
          Transfer Agent and Dividend
          Paying Agent for the Registrant)

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS


     1. Not applicable.



     2. Not applicable.



     3. Not applicable.



     4. Not applicable.



     5. The Fund undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.



        The Fund undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.



     6. The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of recept of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of May, 1998.



                                          ROYCE VALUE TRUST, INC.
                                          (Registrant)



                                          By:        /s/ CHARLES M. ROYCE
                                              ----------------------------------
                                                      CHARLES M. ROYCE
                                                         PRESIDENT





     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------

           /s/ CHARLES M. ROYCE             Director, President and Treasurer (Principal      May 12, 1998
 .........................................    Executive, Financial and Accounting
            (CHARLES M. ROYCE)                Officer)

          /s/ JOHN D. DIEDERICH             Director                                          May 12, 1998
 .........................................
           (JOHN D. DIEDERICH)

          /s/ RICHARD M. GALKIN             Director                                          May 12, 1998
 .........................................
           (RICHARD M. GALKIN)

          /s/ STEPHEN L. ISAACS             Director                                          May 12, 1998
 .........................................
           (STEPHEN L. ISAACS)

           /s/ DAVID L. MEISTER             Director                                          May 12, 1998
 .........................................
            (DAVID L. MEISTER)

                      STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as ....................'D'